Exhibit 10.5

Daniel Grau

Name of Employee

COMBINATORX, INCORPORATED

2004 Incentive Plan

Restricted Stock Award Agreement

CombinatoRx, Incorporated
650 Albany St.

Boston, MA 02118

Attn:  Alexis Borisy

Ladies and Gentlemen:

The undersigned (i) acknowledges that he has received an award (the “Award”) of restricted stock from CombinatoRx, Incorporated (the “Company”) under the 2004 Incentive Plan (the “Plan”), subject to the terms set forth below and in the Plan; (ii) further acknowledges receipt of a copy of the Plan as in effect on the date hereof; and (iii) agrees with the Company as follows:

1.               Effective Date.  This Agreement shall take effect as of January 26, 2006, which is the date of grant of the Award.

2.               Shares Subject to Award.  The Award consists of 50,000 shares (the “Shares”) of common stock of the Company (“Stock”).  The undersigned’s rights to the Shares are subject to the restrictions described in this Agreement and the Plan (which is incorporated herein by reference with the same effect as if set forth herein in full) in addition to such other restrictions, if any, as may be imposed by law.

3.               Meaning of Certain Terms.  Except as otherwise expressly provided, all terms used herein shall have the same meaning as in the Plan.  The term “vest” as used herein with respect to any Share means the lapsing of the restrictions described herein with respect to such Share.

4.               Nontransferability of Shares.  The Shares acquired by the undersigned pursuant to this Agreement shall not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of except as provided below and in the Plan.

5.               Accelerated Vesting of Unvested Shares After a Change of Control.  If a Change of Control (as defined below) occurs, and within two (2) years following the consummation date of such Change of Control the Company terminates employment of the undersigned other than for Cause (as defined below), then all unvested Shares will immediately become vested.

For purposes of this Agreement, the term “Change of Control” shall mean: (a) a sale, merger or consolidation after which securities possessing more than fifty (50%) percent of the total combined voting power of the Company’s outstanding securities have been transferred to or acquired by a person or persons different from the persons who held such percentage of the total combined voting power immediately prior to such transaction; or (b) the sale, transfer or other disposition of all or substantially all of the Company’s assets to one or more persons (other than a wholly owned subsidiary of the Company or a parent company whose stock ownership after the transaction is the same as the Company’s ownership before the transaction); or (c) an acquisition, merger or similar transaction or a divestiture of a substantial portion of the Company’s business after which the role of the undersigned is not substantially the same as such role prior to the transaction.

For the purposes of this Agreement, the term “Cause” shall mean (a) the conviction of the undersigned of any felony; (b) the willful failure to perform or gross negligence in the performance of the duties and responsibilities of the undersigned in accordance with the terms or requirements of his employment, which neglect or dereliction of duties and responsibilities continues 30 days after written notice given to the undersigned; (c) material breach by the undersigned of any terms or requirements of his employment, which breach continues or remains uncured after thirty (30) days’ notice to the undersigned setting forth in reasonable detail the nature of such breach; or (d) engaging in material fraudulent conduct toward the Company. A determination that there is for Cause termination of the undersigned’s employment shall be made by Chief Executive Officer in good faith, and only after notice to undersigned providing in reasonable detail the nature of the Cause and providing the undersigned an opportunity to be heard by the Chief Executive Officer.

6.               Forfeiture Risk.  If the undersigned ceases to be employed by the Company and its subsidiaries because of death or disability or for any reason other than as specified in Section 5 above, any then outstanding and unvested Shares acquired by the undersigned hereunder shall be automatically and immediately forfeited.  With respect to any Shares that are forfeited under this Section 6, the undersigned hereby (i) appoints the Company as the attorney-in-fact of the undersigned to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested Shares hereunder, one or more stock powers, endorsed in blank, with respect to such Shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested Shares that are forfeited hereunder.

7.               Retention of Certificates.  Any certificates representing unvested Shares shall be held by the Company.  If unvested Shares are held in book entry form, the undersigned agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.

8.               Vesting of Shares.  The shares acquired hereunder shall vest in accordance with the provisions of this Section 8 and applicable provisions of the Plan, as follows: 50% percent of the Shares on January 26, 2007 and an additional 12.5% on each three months anniversary thereafter until January 26, 2008.

Notwithstanding the foregoing, no shares shall vest on any vesting date specified above unless the undersigned is then, and since the date of grant has continuously been, employed by the Company or its subsidiaries.

9.               Legends.  Any certificates representing unvested Shares shall be held by the Company, and any such certificate shall contain legends substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE 2004 INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND COMBINATORX, INCORPORATED.  COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF COMBINATORX, INCORPORATED.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

As soon as practicable following the vesting of any such Shares the Company shall cause a certificate or certificates covering such vested Shares to be issued and delivered to the undersigned without the first legend set forth above referencing the Restricted Stock Award Agreement.  If any Shares are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such Shares.

10.         Dividends, etc..  The undersigned shall be entitled to (i) receive any and all dividends or other distributions paid with respect to those Shares of which he is the record owner on the record date for such dividend or other distribution, and (ii) vote any Shares of which he is the record owner on the record date for such vote; provided, however, that any property (other than cash) distributed with respect to a share of Stock (the “associated share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and shall be promptly forfeited if and when the associated share is so forfeited;  and further provided, that the Administrator may require that any cash distribution with respect to the Shares other than a normal cash dividend be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan.  References in this Agreement to the Shares shall  refer, mutatis mutandis, to any such restricted amounts.

11.         Sale of Vested Shares.  The undersigned understands that he will be free to sell any Share once it has vested, subject to (i) satisfaction of any applicable tax withholding requirements with respect to the vesting or transfer of such Share; (ii) the completion of any administrative steps (for example, but without limitation, the transfer of certificates) that the Company may reasonably impose; and (iii) applicable requirements of federal and state securities laws.

12.         Certain Tax Matters.  The undersigned expressly acknowledges the following:

a.               The undersigned has been advised to confer promptly with a professional tax advisor to consider whether the undersigned should make a so-called “83(b) election” with respect to the Shares.  Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date of this Award.  The Company has made no recommendation to the undersigned with respect to the advisability of making such an election.

b.              The award or vesting of the Shares acquired hereunder, and the payment of dividends with respect to such Shares, may give rise to “wages” subject to withholding.  The undersigned expressly acknowledges and agrees that his rights hereunder are subject to his promptly paying to the Company in cash (or by such other means as may be acceptable to the Company in its discretion, including, if the Administrator so determines, by the delivery of previously acquired Stock or shares of Stock acquired hereunder or by the withholding of amounts from any payment hereunder) all taxes required to be withheld in connection with such award, vesting or payment.

Very truly yours,

/s/ Daniel Grau
(Signature of Employee)

Dated:

The foregoing Restricted Stock
Award Agreement is hereby accepted:

COMBINATORX, INCORPORATED

By	/s/ Alexis Borisy